Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ended March 31, 2026

                                   First Quarter 2026 Highlights

●	Revenue of $326.2 million, a 2.2% decline compared to the first quarter of 2025
●	Average day rate of $22,283 per day, a decline of $20 per day, or 0.1%, compared to the first quarter of 2025
●	Net income of $6.1 million and Adjusted EBITDA of $129.3 million
●	Net income and Adjusted EBITDA were adversely impacted by the $3.4 million foreign exchange loss due to the strengthening of the U.S. dollar
●	Net cash provided by operating activities of $19.2 million and free cash flow of $34.4 million

                                 Annual Guidance and Share Repurchase Program

●	Reiterating 2026 revenue guidance to $1.43 to $1.48 billion and 2026 gross margin guidance of 49% to 51% pro forma for the previously announced Wilson Sons Ultratug acquisition
●	Outstanding share repurchase program authorization of $500 million

HOUSTON, May 4, 2026 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2026 of $326.2 million, compared with $333.4 million for the three months ended March 31, 2025. Tidewater's net income for the three months ended March 31, 2026, was $6.1 million ($0.12 per common share), compared with net income of $42.7 million ($0.83 per common share) for the three months ended March 31, 2025.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The first quarter of 2026 exceeded our expectations across all key financial and operational measures, with revenue, gross margin, day rate and utilization all outperforming. Revenue for the quarter came in at $326.2 million and we generated a gross margin of 48.8%, a slight improvement over the fourth quarter of 2025. We continued to benefit from stronger than anticipated vessel up-time, which is a continued testament to our company-wide focus on operational excellence and a product of the significant investments we’ve made over the last few years into the fleet. Day rate increased nicely in the first quarter, improving nearly $240 per day, bolstered by a particularly tight AHTS market in the North Sea; this is notable as the first quarter typically represents the slowest quarter of the year due to seasonality with activity typically picking up in the second and third quarter, particularly in regions like the North Sea. We view this dynamic as indicative of a market that has tightened earlier than normal as rigs mobilize to pursue new projects and tightening offshore vessel supply. Further, term contract fixtures appear to have reached an inflection point in the first quarter with our weighted average term contract day rate increasing for the first time since the second quarter of 2025.

“During the first quarter, Operation Epic Fury commenced in the Middle East, one of our principal operating regions. To date, we have not experienced any disruptions in activity due to the conflict; in fact we experienced higher than anticipated utilization during the first quarter. However, late in the quarter after the conflict commenced, we did experience higher than anticipated costs associated with the conflict, particularly as it relates to insurance and the costs of our crews in the region. We anticipate that this elevated level of operating expense to persist until such time the conflict is resolved.

“During the first quarter, we announced the acquisition of Wilson Sons Ultratug, a 22-vessel fleet of PSVs exclusively focused on serving the Brazilian market. We have been pleased with the organization as we’ve begun our integration efforts and are excited to continue the work to on-board this important acquisition onto the Tidewater platform. We still expect to close the transaction by the end of the second quarter.

“As pleased as we are with the strong start to the year, uncertainty remains at a macro level as to how the conflict in the Middle East is ultimately resolved. However, we believe that the outlook for offshore vessel activity has fundamentally improved over the past quarter. In addition to prior expectations of offshore demand building into the back half of 2026 and into 2027, the global energy equation is being reshaped through the conflict in the Middle East and is likely to have long-term implications. We anticipate that energy security, particularly access to localized sources of energy, along with the need to replace existing production and depleted inventories, should drive incremental activity beyond what was anticipated prior to the conflict in the Middle East. It is clear that commodity prices will likely remain at a more constructive level to provide support for this activity.

“Tidewater remains well-positioned to support this reshaping of the global energy value chain given the scale of our fleet and the geographic diversification of our business, both in terms of our ability to respond to an increase in demand given our current geographic dispersion and with our ability to rapidly reposition vessels into markets with disproportionate demand growth given our footprint in every major offshore market around the world. We are comfortable reiterating our 2026 revenue guidance of $1.43 billion to $1.48 billion and a 49% to 51% margin, assuming a closing of the Wilsons acquisition by the end of the second quarter of 2026, given the positive momentum we see for the business in the back half of the year somewhat tempered by some near-term friction we see on the cost side in the Middle East.”

In addition to the number of outstanding shares, as of March 31, 2026, the Company also has the following in-the-money warrants.

Common shares outstanding	49,728,717
New Creditor Warrants (strike price $0.001 per common share)	21,400
GulfMark Creditor Warrants (strike price $0.01 per common share)	50,865
Total	49,800,982

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2026 on May 5, 2026, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 8745688 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on May 5, 2026. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 70 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at March 31, 2026 and December 31, 2025; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three ended March 31, 2026 and 2025; and the Consolidated Statements of Cash Flows for the three months ended March 31, 2026 and 2025. Extracts are drawn from the March 31, 2026 unaudited quarterly and December 31, 2025 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

Revision of Previously Issued Financial Statements

Certain prior year amounts have been reclassified to conform to the current year presentation. The effects of exchange rate changes on cash and cash equivalent balances were not previously presented as a separate item in the reconciliation of the net change in cash, cash equivalents and restricted cash in our Statements of Cash Flows, but rather included as a component of net cash provided by operating activities. Accordingly, we have revised our Condensed Consolidated Statements of Cash Flows to reflect the effects of exchange rate changes on cash and cash equivalent balances for the three months ended March 31, 2025 and June 30, 2025. Also, the presentation of Free cash flow has been revised to reflect the effects of exchange rate changes on cash and cash equivalent balance.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended
	March 31, 2026	March 31, 2025
Revenues:
Vessel revenues	$323,418	$330,699
Other operating revenues	2,804	2,745
Total revenues	326,222	333,444
Costs and expenses:
Vessel operating costs	166,187	164,979
Costs of other operating revenues	761	1,430
General and administrative	33,559	29,094
Depreciation and amortization	66,619	65,432
Loss (gain) on asset dispositions, net	112	(2,538)
Total costs and expenses	267,238	258,397
Operating income	58,984	75,047
Other income (expense):
Foreign exchange gain (loss)	(3,403)	7,569
Interest income and other, net	2,189	2,157
Interest and other debt costs, net	(16,891)	(16,344)
Total other expense	(18,105)	(6,618)
Income before income taxes	40,879	68,429
Income tax expense	34,903	26,109
Net income	5,976	42,320
Less: Net loss attributable to noncontrolling interests	(164)	(333)
Net income attributable to Tidewater Inc.	$6,140	$42,653
Basic income per common share	$0.12	$0.83
Diluted income per common share	$0.12	$0.83
Weighted average common shares outstanding	49,589	51,502
Dilutive effect of warrants and restricted stock units	249	176
Adjusted weighted average common shares	49,838	51,678

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$552,280	$578,761
Trade and other receivables, net of allowance for credit losses of $2,949 and $3,034 at March 31, 2026 and December 31, 2025, respectively	299,735	285,372
Marine operating supplies	29,404	38,482
Prepaid expenses and other current assets	18,195	11,520
Total current assets	899,614	914,135
Net properties and equipment	1,069,081	1,072,020
Deferred drydocking and survey costs	147,871	139,736
Indemnification assets	8,273	9,455
Deferred tax asset	190,614	200,939
Other assets	25,217	50,626
Total assets	$2,340,670	$2,386,911

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$58,238	$66,347
Accrued expenses	139,525	153,169
Current portion of long-term debt	5,760	5,845
Other current liabilities	66,402	89,876
Total current liabilities	269,925	315,237
Long-term debt	648,616	649,048
Other liabilities	58,140	61,372

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 49,728,717 and 49,566,334 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	50	50
Additional paid-in-capital	1,660,121	1,663,247
Accumulated deficit	(299,017)	(305,157)
Accumulated other comprehensive loss	7,133	7,248
Total stockholders' equity	1,368,287	1,365,388
Noncontrolling interests	(4,298)	(4,134)
Total equity	1,363,989	1,361,254
Total liabilities and equity	$2,340,670	$2,386,911

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended
	March 31, 2026	March 31, 2025
Net income	$5,976	$42,320
Other comprehensive income (loss):
Change in liability of pension plans	(115)	547
Total comprehensive income	$5,861	$42,867

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2026	March 31, 2025
Cash flows from operating activities:
Net income	$5,976	$42,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,497	39,014
Amortization of deferred drydocking and survey costs	28,122	26,418
Amortization of debt premiums and discounts	848	1,501
Amortization of below market contracts	—	(351)
Unrealized foreign exchange loss (gain)	2,561	(9,551)
Deferred income taxes provision	10,389	2,347
Loss (gain) on asset dispositions, net	112	(2,538)
Stock-based compensation expense	3,063	3,491
Changes in assets and liabilities:
Trade and other receivables	(14,363)	10,901
Accounts payable	(8,109)	(21,182)
Accrued expenses	(13,644)	3,106
Deferred drydocking and survey costs	(36,381)	(43,339)
Other, net	2,108	28,274
Net cash provided by operating activities	19,179	80,411
Cash flows from investing activities:
Proceeds from asset dispositions	3,329	3,816
Proceeds from sale of notes	—	600
Additions to properties and equipment	(14,885)	(10,266)
Net cash used in investing activities	(11,556)	(5,850)
Cash flows from financing activities:
Principal payments on long-term debt	(1,097)	(12,500)
Purchase of common stock	—	(39,275)
Payments on finance leases	(24,903)	—
Debt issuance costs	(101)	—
Share based awards reacquired to pay taxes	(6,189)	(7,465)
Net cash used in financing activities	(32,290)	(59,240)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(1,813)	5,562
Net change in cash, cash equivalents and restricted cash	(26,480)	20,883
Cash, cash equivalents and restricted cash at beginning of period	581,568	329,031
Cash, cash equivalents and restricted cash at end of period	$555,088	$349,914

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$31,554	$17,505
Income taxes	$19,922	$15,148
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$9,098
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$9,712

Note:  Cash, cash equivalents and restricted cash at March 31, 2026 and 2025 includes $2.8 million and $2.9 million, respectively, in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at December 31, 2025	$50	$1,663,247	$(305,157)	$7,248	$(4,134)	$1,361,254
Total comprehensive income (loss)	—	—	6,140	(115)	(164)	5,861
Amortization of share-based awards	—	(3,126)	—	—	—	(3,126)
Balance at March 31, 2026	$50	$1,660,121	$(299,017)	$7,133	$(4,298)	$1,363,989

Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	42,653	547	(333)	42,867
Repurchase and retirement of common stock	(1)	—	(39,712)	—	—	(39,713)
Amortization of share-based awards	—	(3,974)	—	—	—	(3,974)
Balance at March 31, 2025	$51	$1,652,856	$(545,890)	$6,607	$(3,259)	$1,110,365

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2026		March 31, 2025
Vessel revenues:
Americas	$58,526	18%	$54,852	17%
Asia Pacific	46,564	14%	48,228	14%
Middle East	45,569	14%	43,302	13%
Europe/Mediterranean	86,945	27%	78,205	24%
West Africa	85,814	27%	106,112	32%
Total vessel revenues	$323,418	100%	$330,699	100%
Vessel operating costs:
Crew costs	$98,887	31%	$97,113	29%
Repair and maintenance	24,804	7%	21,954	7%
Insurance	2,660	1%	3,034	1%
Fuel, lube and supplies	16,454	5%	14,378	4%
Other	23,382	7%	28,500	9%
Total vessel operating costs	166,187	51%	164,979	50%
Vessel operating margin (A)	$157,231	49%	$165,720	50%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2026		March 31, 2025
Vessel operating profit:
Americas	$9,567	3%	$4,895	1%
Asia Pacific	15,470	5%	13,680	4%
Middle East	6,628	2%	8,563	3%
Europe/Mediterranean	8,045	2%	7,378	2%
West Africa	37,230	11%	51,613	16%
Other operating profit	2,043	1%	1,315	0%
	78,983	24%	87,444	26%

Corporate expenses (A)	(19,887)	(6)%	(14,935)	(4)%
Gain (loss) on asset dispositions, net	(112)	(0)%	2,538	1%
Operating income	$58,984	18%	$75,047	23%

Note (A):  General and administrative expenses for the three months ended March 31, 2026 and 2025 include stock-based compensation of $3.1 million and $3.5 million, respectively. In addition, vessel operating and general and administrative costs for the three months March 31, 2026 and 2025, include $1.9 million and zero in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Revenues:
Vessel revenues	$323,418	$332,883	$338,491	$336,858	$330,699
Other operating revenues	2,804	3,915	2,622	4,573	2,745
Total revenues	326,222	336,798	341,113	341,431	333,444
Costs and expenses:
Vessel operating costs (A)	166,187	172,119	176,130	167,354	164,979
Costs of other operating revenue	761	630	1,252	3,108	1,430
General and administrative (A)	33,559	38,968	35,256	31,213	29,094
Depreciation and amortization	66,619	66,189	66,404	64,314	65,432
Loss (gain) on asset dispositions, net	112	(5,084)	(580)	(5,480)	(2,538)
Total operating costs and expenses	267,238	272,822	278,462	260,509	258,397
Operating income	58,984	63,976	62,651	80,922	75,047
Other income (expense):
Foreign exchange gain (loss)	(3,403)	2,134	1,277	11,703	7,569
Interest income and other, net	2,189	3,454	455	2,103	2,157
Loss on early extinguishment of debt	—	(12)	(27,101)	—	—
Interest and other debt costs, net	(16,891)	(16,715)	(16,589)	(16,442)	(16,344)
Total other expense	(18,105)	(11,139)	(41,958)	(2,636)	(6,618)
Income before income taxes	40,879	52,837	20,693	78,286	68,429
Income tax expense (benefit)	34,903	(166,612)	21,711	5,584	26,109
Net income (loss)	5,976	219,449	(1,018)	72,702	42,320
Net loss attributable to noncontrolling interests	(164)	(435)	(212)	(228)	(333)
Net income (loss) attributable to Tidewater Inc.	$6,140	$219,884	$(806)	$72,930	$42,653
Basic income (loss) per common share	$0.12	$4.44	$(0.02)	$1.47	$0.83
Diluted income (loss) per common share	$0.12	$4.41	$(0.02)	$1.46	$0.83
Weighted average common shares outstanding	49,589	49,564	49,498	49,674	51,502
Dilutive effect of warrants and restricted stock units	249	332	—	337	176
Adjusted weighted average common shares	49,838	49,896	49,498	50,011	51,678

Vessel operating margin	$157,231	$160,764	$162,361	$169,504	$165,720

Note (A): Acquisition, restructuring and integration related costs	$1,871	$4,064	$3,941	$340	$—

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$552,280	$578,761	$428,225	$369,405	$341,799
Restricted cash	—	—	—	21	5,234
Trade and other receivables, net	299,735	285,372	332,596	316,491	312,904
Marine operating supplies	29,404	38,482	27,857	24,467	23,101
Prepaid expenses and other current assets	18,195	11,520	11,652	14,123	15,160
Total current assets	899,614	914,135	800,330	724,507	698,198
Net properties and equipment	1,069,081	1,072,020	1,104,503	1,132,114	1,163,758
Deferred drydocking and survey costs	147,871	139,736	154,234	165,659	169,326
Indemnification assets	8,273	9,455	9,456	11,158	11,114
Deferred tax asset	190,614	200,939	14,511	18,346	831
Other assets	25,217	50,626	45,846	22,588	22,939
Total assets	$2,340,670	$2,386,911	$2,128,880	$2,074,372	$2,066,166

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$58,238	$66,347	$42,579	$48,715	$50,203
Accrued expenses	139,525	153,169	130,879	131,305	133,000
Current portion of long-term debt	5,760	5,845	5,840	93,366	80,042
Other current liabilities	66,402	89,876	97,162	69,688	74,299
Total current liabilities	269,925	315,237	276,460	343,074	337,544
Long-term debt	648,616	649,048	649,802	531,874	555,994
Other liabilities	58,140	61,372	63,594	63,197	62,263

Equity:
Common stock	50	50	50	50	51
Additional paid-in-capital	1,660,121	1,663,247	1,659,820	1,656,626	1,652,856
Accumulated deficit	(299,017)	(305,157)	(525,041)	(524,235)	(545,890)
Accumulated other comprehensive income	7,133	7,248	7,894	7,273	6,607
Total stockholders' equity	1,368,287	1,365,388	1,142,723	1,139,714	1,113,624
Noncontrolling interests	(4,298)	(4,134)	(3,699)	(3,487)	(3,259)
Total equity	1,363,989	1,361,254	1,139,024	1,136,227	1,110,365
Total liabilities and equity	$2,340,670	$2,386,911	$2,128,880	$2,074,372	$2,066,166

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Cash flows from operating activities:
Net income (loss)	$5,976	$219,449	$(1,018)	$72,702	$42,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,497	37,838	37,334	36,909	39,014
Amortization of deferred drydocking and survey costs	28,122	28,351	29,070	27,405	26,418
Amortization of debt premiums and discounts	848	1,448	975	1,455	1,501
Amortization of below market contracts	—	(219)	(283)	(347)	(351)
Unrealized foreign exchange loss (gain)	2,561	(2,322)	(997)	(10,528)	(9,551)
Deferred income taxes provision (benefit)	10,389	(184,247)	3,851	(17,767)	2,347
Loss (gain) on asset dispositions, net	112	(5,084)	(580)	(5,480)	(2,538)
Loss on early extinguishment of debt	—	12	27,101	—	—
Stock-based compensation expense	3,063	3,454	3,481	4,057	3,491
Changes in assets and liabilities:
Trade and other receivables	(14,363)	47,224	(16,105)	(3,587)	10,901
Accounts payable	(8,109)	23,768	(6,136)	(1,488)	(21,182)
Accrued expenses	(13,644)	23,080	418	(3,329)	3,106
Deferred drydocking and survey costs	(36,381)	(13,853)	(17,645)	(23,738)	(43,339)
Other, net	2,108	(25,939)	12,613	(2,606)	28,274
Net cash provided by operating activities	19,179	152,960	72,079	73,658	80,411
Cash flows from investing activities:
Proceeds from asset dispositions	3,329	5,331	1,204	7,268	3,816
Proceeds from sale of notes	—	—	—	60	600
Additions to properties and equipment	(14,885)	(5,147)	(5,122)	(5,226)	(10,266)
Net cash provided by (used in) investing activities	(11,556)	184	(3,918)	2,102	(5,850)
Cash flows from financing activities:
Issuance of long-term debt	—	—	650,000	—	—
Principal payments on long-term debt	(1,097)	(1,814)	(613,587)	(14,041)	(12,500)
Purchase of common stock	—	—	—	(50,814)	(39,275)
Payments on finance leases	(24,903)	(895)	(5,537)	—	—
Debt extinguishment premium	—	(12)	(19,589)	—	—
Debt issuance costs	(101)	(844)	(18,985)	—	—
Share based awards reacquired to pay taxes	(6,189)	(27)	(287)	(287)	(7,465)
Net cash used in financing activities	(32,290)	(3,592)	(7,985)	(65,142)	(59,240)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(1,813)	910	(1,377)	11,775	5,562
Net change in cash, cash equivalents and restricted cash	(26,480)	150,462	58,799	22,393	20,883
Cash, cash equivalents and restricted cash at beginning of period	581,568	431,106	372,307	349,914	329,031
Cash, cash equivalents and restricted cash at end of period	$555,088	$581,568	$431,106	$372,307	$349,914

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$31,554	$576	$17,735	$11,994	$17,505
Income taxes	$19,922	$18,366	$9,291	$17,505	$15,148
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$—	$1,629	$9,098
Recognition of finance leases	$—	$5,262	$23,396	$—	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$—	$1,767	$9,712

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$25,153	$29,080	$30,460	$26,874	$23,243
PSV < 900	23,038	25,067	33,363	27,734	21,146
AHTS > 16K	4,163	6,324	6,045	5,243	3,958
AHTS 8 - 16K	888	1,322	1,259	1,110	1,242
AHTS 4 - 8K	4,006	4,069	4,221	4,153	1,752
Other	1,278	3,844	1,565	3,644	3,511
Total	58,526	69,706	76,913	68,758	54,852
Asia Pacific fleet:
PSV > 900	24,862	22,560	22,660	20,878	20,457
PSV < 900	18,798	14,135	12,427	11,194	15,311
AHTS > 16K	2,847	4,993	12,065	11,655	8,792
AHTS 8 - 16K	—	213	1,518	1,804	2,394
AHTS 4 - 8K	—	—	—	—	1,108
Other	57	136	5,116	165	166
Total	46,564	42,037	53,786	45,696	48,228
Middle East fleet:
PSV > 900	2,378	2,664	1,246	599	1,446
PSV < 900	21,284	23,507	20,221	18,849	22,494
AHTS 8 - 16K	7,304	5,413	3,681	5,175	3,474
AHTS 4 - 8K	14,603	15,437	16,887	15,592	15,888
Total	45,569	47,021	42,035	40,215	43,302
Europe/Mediterranean fleet:
PSV > 900	67,841	64,189	67,302	78,778	64,207
PSV < 900	14,249	14,470	13,901	15,739	11,763
AHTS > 16K	4,518	3,317	2,127	4,266	1,669
Other	337	426	410	497	566
Total	86,945	82,402	83,740	99,280	78,205
West Africa fleet:
PSV > 900	9,700	12,914	14,328	19,600	30,203
PSV < 900	30,512	27,074	23,817	24,815	37,021
AHTS > 16K	13,700	15,149	12,037	9,934	10,172
AHTS 8 - 16K	22,543	27,211	22,859	21,725	20,775
AHTS 4 - 8K	1,396	1,427	1,428	1,457	2,086
Other	7,963	7,942	7,548	5,378	5,855
Total	85,814	91,717	82,017	82,909	106,112
Worldwide fleet:
PSV > 900	129,934	131,407	135,996	146,729	139,556
PSV < 900	107,881	104,253	103,729	98,331	107,735
AHTS > 16K	25,228	29,783	32,274	31,098	24,591
AHTS 8 - 16K	30,735	34,159	29,317	29,814	27,885
AHTS 4 - 8K	20,005	20,933	22,536	21,202	20,834
Other	9,635	12,348	14,639	9,684	10,098
Total	$323,418	$332,883	$338,491	$336,858	$330,699

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	12	12	11	10
PSV < 900	15	17	17	16	16
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	2	2	2	2
Other	1	2	1	2	2
Total	33	36	35	34	33
Stacked vessels	(4)	(4)	(2)	(2)	(1)
Active vessels	29	32	33	32	32
Asia Pacific fleet:
PSV > 900	9	9	9	9	9
PSV < 900	7	5	5	5	5
AHTS > 16K	2	2	3	3	3
AHTS 8 - 16K	—	—	2	2	2
AHTS 4 - 8K	—	—	—	1	1
Other	—	—	1	—	—
Total	18	16	20	20	20
Stacked vessels	—	—	—	—	—
Active vessels	18	16	20	20	20
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	7	7	5	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	45	45	43	43	43
Stacked vessels	—	—	—	—	—
Active vessels	45	45	43	43	43
Europe/Mediterranean fleet:
PSV > 900	43	40	40	39	39
PSV < 900	10	9	9	9	9
AHTS > 16K	2	1	1	2	2
Total	55	50	50	50	50
Stacked vessels	—	—	—	—	—
Active vessels	55	50	50	50	50
West Africa fleet:
PSV > 900	5	7	7	9	10
PSV < 900	16	18	18	19	20
AHTS > 16K	5	6	5	4	4
AHTS 8 - 16K	13	13	13	14	13
AHTS 4 - 8K	1	2	2	2	2
Other	16	16	20	21	22
Total	56	62	65	69	71
Stacked vessels	(3)	(4)	(5)	(4)	(6)
Active vessels	53	58	60	65	65
Worldwide fleet:
PSV > 900	70	69	69	69	69
PSV < 900	68	69	69	69	70
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	22	21
AHTS 4 - 8K	20	21	21	22	22
Other	17	18	22	23	24
Total	207	209	213	216	217
Stacked vessels	(7)	(8)	(7)	(6)	(7)
Active vessels	200	201	206	210	210

Total active	200	201	206	210	210
Total stacked	7	8	7	6	7
Total	207	209	213	216	217

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,063	1,082	1,060	947	900
PSV < 900	1,407	1,533	1,564	1,493	1,432
AHTS > 16K	171	184	184	182	180
AHTS 8 - 16K	90	92	92	91	90
AHTS 4 - 8K	180	184	184	182	180
Other	90	184	93	179	180
Total	3,001	3,259	3,177	3,074	2,962
Asia Pacific fleet:
PSV > 900	827	828	828	819	810
PSV < 900	583	491	460	455	450
AHTS > 16K	180	198	276	273	270
AHTS 8 - 16K	—	43	184	182	180
AHTS 4 - 8K	—	—	—	65	90
Other	—	—	91	3	—
Total	1,590	1,560	1,839	1,797	1,800
Middle East fleet:
PSV > 900	90	92	92	91	90
PSV < 900	1,800	1,840	1,840	1,820	1,800
AHTS 8 - 16K	630	601	460	455	450
AHTS 4 - 8K	1,530	1,564	1,564	1,547	1,530
Total	4,050	4,097	3,956	3,913	3,870
Europe/Mediterranean fleet:
PSV > 900	3,864	3,727	3,680	3,569	3,510
PSV < 900	911	859	828	812	810
AHTS > 16K	173	92	92	182	180
Total	4,948	4,678	4,600	4,563	4,500
West Africa fleet:
PSV > 900	456	619	688	853	900
PSV < 900	1,487	1,625	1,656	1,699	1,800
AHTS > 16K	466	538	460	364	360
AHTS 8 - 16K	1,170	1,196	1,196	1,247	1,180
AHTS 4 - 8K	90	154	184	182	180
Other	1,412	1,485	1,817	1,905	1,941
Total	5,081	5,617	6,001	6,250	6,361
Worldwide fleet:
PSV > 900	6,300	6,348	6,348	6,279	6,210
PSV < 900	6,188	6,348	6,348	6,279	6,292
AHTS > 16K	990	1,012	1,012	1,001	990
AHTS 8 - 16K	1,890	1,932	1,932	1,975	1,900
AHTS 4 - 8K	1,800	1,902	1,932	1,976	1,980
Other	1,502	1,669	2,001	2,087	2,121
Total	18,670	19,211	19,573	19,597	19,493

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	45	—	—	—	—
PSV < 900	378	385	184	182	82
Total	423	385	184	182	82
West Africa fleet:
AHTS 4 - 8K	—	62	92	91	49
Other	242	289	404	312	477
Total	242	351	496	403	526
Worldwide fleet:
PSV > 900	45	—	—	—	—
PSV < 900	378	385	184	182	82
AHTS 4 - 8K	—	62	92	91	49
Other	242	289	404	312	477
Total	665	736	680	585	608

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,018	1,082	1,060	947	900
PSV < 900	1,029	1,148	1,380	1,311	1,350
AHTS > 16K	171	184	184	182	180
AHTS 8 - 16K	90	92	92	91	90
AHTS 4 - 8K	180	184	184	182	180
Other	90	184	93	179	180
Total	2,578	2,874	2,993	2,892	2,880
Asia Pacific fleet:
PSV > 900	827	828	828	819	810
PSV < 900	583	491	460	455	450
AHTS > 16K	180	198	276	273	270
AHTS 8 - 16K	—	43	184	182	180
AHTS 4 - 8K	—	—	—	65	90
Other	—	—	91	3	—
Total	1,590	1,560	1,839	1,797	1,800
Middle East fleet:
PSV > 900	90	92	92	91	90
PSV < 900	1,800	1,840	1,840	1,820	1,800
AHTS 8 - 16K	630	601	460	455	450
AHTS 4 - 8K	1,530	1,564	1,564	1,547	1,530
Total	4,050	4,097	3,956	3,913	3,870
Europe/Mediterranean fleet:
PSV > 900	3,864	3,727	3,680	3,569	3,510
PSV < 900	911	859	828	812	810
AHTS > 16K	173	92	92	182	180
Total	4,948	4,678	4,600	4,563	4,500
West Africa fleet:
PSV > 900	456	619	688	853	900
PSV < 900	1,487	1,625	1,656	1,699	1,800
AHTS > 16K	466	538	460	364	360
AHTS 8 - 16K	1,170	1,196	1,196	1,247	1,180
AHTS 4 - 8K	90	92	92	91	131
Other	1,170	1,196	1,413	1,593	1,464
Total	4,839	5,266	5,505	5,847	5,835
Worldwide fleet:
PSV > 900	6,255	6,348	6,348	6,279	6,210
PSV < 900	5,810	5,963	6,164	6,097	6,210
AHTS > 16K	990	1,012	1,012	1,001	990
AHTS 8 - 16K	1,890	1,932	1,932	1,975	1,900
AHTS 4 - 8K	1,800	1,840	1,840	1,885	1,931
Other	1,260	1,380	1,597	1,775	1,644
Total	18,005	18,475	18,893	19,012	18,885

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	68.2%	74.9%	83.6%	87.0%	78.3%
PSV < 900	57.5	58.4	70.3	63.6	53.0
AHTS > 16K	67.4	98.1	92.7	77.3	61.3
AHTS 8 - 16K	70.8	100.0	100.0	92.7	100.0
AHTS 4 - 8K	100.0	97.3	100.0	99.5	44.5
Other	100.0	75.9	96.4	83.5	91.8
Total	66.1%	70.4%	79.4%	75.8%	64.4%
Asia Pacific fleet:
PSV > 900	84.6%	75.8%	75.2%	70.1%	67.7%
PSV < 900	84.2	96.0	90.3	75.0	93.7
AHTS > 16K	29.0	42.0	63.7	88.5	66.7
AHTS 8 - 16K	—	35.9	35.1	34.4	64.1
AHTS 4 - 8K	—	—	—	—	56.2
Other	—	—	99.5	—	—
Total	78.2%	76.8%	74.5%	67.9%	73.1%
Middle East fleet:
PSV > 900	100.0%	100.0%	82.6%	38.9%	100.0%
PSV < 900	79.4	82.9	79.2	76.9	94.0
AHTS 8 - 16K	81.8	69.1	65.1	95.7	63.7
AHTS 4 - 8K	75.3	79.0	86.0	81.0	86.3
Total	78.7%	79.8%	80.3%	79.8%	87.6%
Europe/Mediterranean fleet:
PSV > 900	82.7%	87.7%	88.7%	94.8%	88.0%
PSV < 900	77.2	85.8	81.2	92.0	79.2
AHTS > 16K	34.9	78.0	100.0	69.1	49.8
Total	80.0%	87.2%	87.5%	93.3%	84.9%
West Africa fleet:
PSV > 900	66.2%	71.0%	66.8%	70.1%	96.1%
PSV < 900	89.9	68.8	53.8	52.4	68.5
AHTS > 16K	86.8	87.3	79.9	85.1	95.6
AHTS 8 - 16K	84.4	96.9	84.9	75.3	83.0
AHTS 4 - 8K	100.0	59.7	50.0	50.0	66.7
Other	72.2	65.4	50.3	40.5	43.0
Total	81.5%	75.7%	62.3%	57.6%	68.8%
Worldwide fleet:
PSV > 900	79.6%	82.5%	83.6%	86.2%	85.3%
PSV < 900	77.1	74.8	71.5	68.9	75.4
AHTS > 16K	63.9	79.6	79.7	81.7	73.1
AHTS 8 - 16K	82.9	87.1	76.1	77.0	77.5
AHTS 4 - 8K	79.0	79.2	83.9	77.2	79.4
Other	73.8	66.5	54.6	44.1	47.2
Total	77.7%	78.6%	75.8%	74.1%	76.0%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	71.3%	74.9%	83.6%	87.0%	78.3%
PSV < 900	78.7	77.9	79.7	72.4	56.2
AHTS > 16K	67.4	98.1	92.7	77.3	61.3
AHTS 8 - 16K	70.8	100.0	100.0	92.7	100.0
AHTS 4 - 8K	100.0	97.3	100.0	99.5	44.5
Other	100.0	75.9	96.4	83.5	91.8
Total	77.0%	79.9%	84.3%	80.5%	66.3%
Asia Pacific fleet:
PSV > 900	84.6%	75.8%	75.2%	70.1%	67.7%
PSV < 900	84.2	96.0	90.3	75.0	93.7
AHTS > 16K	29.0	42.0	63.7	88.5	66.7
AHTS 8 - 16K	—	35.9	35.1	34.4	64.1
AHTS 4 - 8K	—	—	—	—	56.2
Other	—	—	99.5	—	—
Total	78.2%	76.8%	74.5%	67.9%	73.1%
Middle East fleet:
PSV > 900	100.0%	100.0%	82.6%	38.9%	100.0%
PSV < 900	79.4	82.9	79.2	76.9	94.0
AHTS 8 - 16K	81.8	69.1	65.1	95.7	63.7
AHTS 4 - 8K	75.3	79.0	86.0	81.0	86.3
Total	78.7%	79.8%	80.3%	79.8%	87.6%
Europe/Mediterranean fleet:
PSV > 900	82.7%	87.7%	88.7%	94.8%	88.0%
PSV < 900	77.2	85.8	81.2	92.0	79.2
AHTS > 16K	34.9	78.0	100.0	69.1	49.8
Total	80.0%	87.2%	87.5%	93.3%	84.9%
West Africa fleet:
PSV > 900	66.2%	71.0%	66.8%	70.1%	96.1%
PSV < 900	89.9	68.8	53.8	52.4	68.5
AHTS > 16K	86.8	87.3	79.9	85.1	95.6
AHTS 8 - 16K	84.4	96.9	84.9	75.3	83.0
AHTS 4 - 8K	100.0	100.0	100.0	100.0	91.6
Other	87.1	81.2	64.6	48.4	57.0
Total	85.5%	80.7%	67.9%	61.6%	75.0%
Worldwide fleet:
PSV > 900	80.2%	82.5%	83.6%	86.2%	85.3%
PSV < 900	82.1	79.6	73.6	71.0	76.4
AHTS > 16K	63.9	79.6	79.7	81.7	73.1
AHTS 8 - 16K	82.9	87.1	76.1	77.0	77.5
AHTS 4 - 8K	79.0	81.9	88.1	80.9	81.4
Other	88.0	80.5	68.5	51.8	60.8
Total	80.6%	81.7%	78.5%	76.4%	78.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$34,675	$35,891	$34,365	$32,617	$32,992
PSV < 900	28,460	28,021	30,326	29,222	27,862
AHTS > 16K	36,124	35,038	35,435	37,252	35,888
AHTS 8 - 16K	13,944	14,368	13,672	13,151	13,796
AHTS 4 - 8K	22,253	22,733	22,942	22,943	21,889
Other	14,197	27,545	17,456	24,369	21,251
Total	29,501	30,362	30,487	29,526	28,733
Asia Pacific fleet:
PSV > 900	35,539	35,929	36,371	36,341	37,304
PSV < 900	38,297	29,975	29,908	32,803	36,309
AHTS > 16K	54,481	59,996	68,580	48,255	48,843
AHTS 8 - 16K	—	13,776	23,531	28,856	20,764
AHTS 4 - 8K	—	—	—	—	21,890
Other	—	—	55,320	—	—
Total	37,470	35,025	39,196	37,372	36,564
Middle East fleet:
PSV > 900	26,425	28,955	16,391	16,929	16,072
PSV < 900	14,883	15,405	13,878	13,469	13,301
AHTS 8 - 16K	14,179	13,033	12,290	11,889	12,112
AHTS 4 - 8K	12,670	12,487	12,555	12,443	12,026
Total	14,295	14,381	13,228	12,877	12,777
Europe/Mediterranean fleet:
PSV > 900	21,221	19,640	20,630	23,292	20,782
PSV < 900	20,269	19,625	20,674	21,061	18,337
AHTS > 16K	74,726	46,204	23,122	33,904	18,613
Total	21,954	20,173	20,752	23,275	20,405
West Africa fleet:
PSV > 900	32,171	29,383	31,188	32,777	34,924
PSV < 900	22,828	24,213	26,729	27,867	30,017
AHTS > 16K	33,884	32,256	32,746	32,082	29,568
AHTS 8 - 16K	22,825	23,470	22,524	23,123	21,204
AHTS 4 - 8K	15,510	15,511	15,516	16,010	17,387
Other	7,814	8,180	8,264	6,979	7,013
Total	20,732	21,583	21,940	23,035	24,244
Worldwide fleet:
PSV > 900	25,917	25,087	25,625	27,102	26,345
PSV < 900	22,617	21,959	22,867	22,722	22,697
AHTS > 16K	39,900	36,991	40,037	38,029	33,966
AHTS 8 - 16K	19,621	20,306	19,931	19,592	18,945
AHTS 4 - 8K	14,062	13,888	13,902	13,902	13,255
Other	8,687	10,923	13,127	10,147	9,746
Total	$22,283	$22,044	$22,798	$23,166	$22,303

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Americas
Vessel revenues	$58,526	$69,706	$76,913	$68,758	$54,852

Vessel operating costs:
Crew costs	19,729	22,429	22,634	19,652	17,440
Repair and maintenance	5,228	6,286	5,350	4,830	4,266
Insurance	462	540	570	351	571
Fuel, lube and supplies	2,887	2,739	2,464	2,215	2,617
Other	5,564	5,875	4,598	5,965	10,129
Total vessel operating costs	33,870	37,869	35,616	33,013	35,023

Vessel operating margin ($)	24,656	31,837	41,297	35,745	19,829
Vessel operating margin (%)	42.1%	45.7%	53.7%	52.0%	36.2%

Americas - Select operating statistics
Average vessels - Total fleet	33	36	35	34	33
Utilization - Total fleet	66.1%	70.4%	79.4%	75.8%	64.4%

Average vessels - Active fleet	29	32	33	32	32
Utilization - Active fleet	77.0%	79.9%	84.3%	80.5%	66.3%

Average day rates	$29,501	$30,362	$30,487	$29,526	$28,733

Vessels commencing drydocks	4	3	—	1	3

Deferred drydocking and survey costs - beginning balance	$19,907	$22,400	$25,608	$28,443	$31,149
Cash paid for deferred drydocking and survey costs	10,685	2,858	1,082	1,027	3,355
Amortization of deferred drydocking and survey costs	(4,688)	(5,351)	(5,817)	(5,338)	(5,916)
Disposals, intersegment transfers and other	(5,908)	—	1,527	1,476	(145)
Deferred drydocking and survey costs - ending balance	$19,996	$19,907	$22,400	$25,608	$28,443

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Asia Pacific
Vessel revenues	$46,564	$42,037	$53,786	$45,696	$48,228

Vessel operating costs:
Crew costs	15,867	14,304	20,887	18,518	20,331
Repair and maintenance	2,957	3,427	3,842	3,365	2,270
Insurance	254	331	330	176	324
Fuel, lube and supplies	2,513	1,890	2,443	1,789	1,767
Other	1,754	2,369	2,768	2,317	2,118
Total vessel operating costs	23,345	22,321	30,270	26,165	26,810

Vessel operating margin ($)	23,219	19,716	23,516	19,531	21,418
Vessel operating margin (%)	49.9%	46.9%	43.7%	42.7%	44.4%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	18	16	20	20	20
Utilization - Total fleet	78.2%	76.8%	74.5%	67.9%	73.1%

Average vessels - Active fleet	18	16	20	20	20
Utilization - Active fleet	78.2%	76.8%	74.5%	67.9%	73.1%

Average day rates	$37,470	$35,025	$39,196	$37,372	$36,564

Vessels commencing drydocks	1	2	3	2	4

Deferred drydocking and survey costs - beginning balance	$10,185	$14,094	$13,462	$13,810	$10,418
Cash paid for deferred drydocking and survey costs	452	998	3,340	2,487	7,253
Amortization of deferred drydocking and survey costs	(2,340)	(1,998)	(2,578)	(2,428)	(2,046)
Disposals, intersegment transfers and other	4,489	(2,909)	(130)	(407)	(1,815)
Deferred drydocking and survey costs - ending balance	$12,786	$10,185	$14,094	$13,462	$13,810

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Middle East
Vessel revenues	$45,569	$47,021	$42,035	$40,215	$43,302

Vessel operating costs:
Crew costs	15,527	14,207	13,541	13,302	13,280
Repair and maintenance	3,856	6,153	4,556	4,261	4,100
Insurance	763	463	484	343	529
Fuel, lube and supplies	2,684	2,790	2,916	3,250	2,039
Other	4,075	4,570	4,242	4,661	4,588
Total vessel operating costs	26,905	28,183	25,739	25,817	24,536

Vessel operating margin ($)	18,664	18,838	16,296	14,398	18,766
Vessel operating margin (%)	41.0%	40.1%	38.8%	35.8%	43.3%

Middle East - Select operating statistics
Average vessels - Total fleet	45	45	43	43	43
Utilization - Total fleet	78.7%	79.8%	80.3%	79.8%	87.6%

Average vessels - Active fleet	45	45	43	43	43
Utilization - Active fleet	78.7%	79.8%	80.3%	79.8%	87.6%

Average day rates	$14,295	$14,381	$13,228	$12,877	$12,777

Vessels commencing drydocks	8	9	8	11	4

Deferred drydocking and survey costs - beginning balance	$39,996	$38,913	$35,355	$31,423	$21,792
Cash paid for deferred drydocking and survey costs	11,082	7,127	8,716	8,191	13,464
Amortization of deferred drydocking and survey costs	(6,059)	(6,044)	(5,158)	(4,259)	(3,833)
Disposals, intersegment transfers and other	539	—	—	—	—
Deferred drydocking and survey costs - ending balance	$45,558	$39,996	$38,913	$35,355	$31,423

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Europe/Mediterranean
Vessel revenues	$86,945	$82,402	$83,740	$99,280	$78,205

Vessel operating costs:
Crew costs	31,699	29,932	30,104	29,342	27,111
Repair and maintenance	7,566	7,267	7,481	5,736	6,711
Insurance	699	806	797	417	848
Fuel, lube and supplies	4,651	3,251	3,469	2,153	3,147
Other	5,766	5,258	4,805	6,187	4,738
Total vessel operating costs	50,381	46,514	46,656	43,835	42,555

Vessel operating margin ($)	36,564	35,888	37,084	55,445	35,650
Vessel operating margin (%)	42.1%	43.6%	44.3%	55.8%	45.6%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	55	50	50	50	50
Utilization - Total fleet	80.0%	87.2%	87.5%	93.3%	84.9%

Average vessels - Active fleet	55	50	50	50	50
Utilization - Active fleet	80.0%	87.2%	87.5%	93.3%	84.9%

Average day rates	$21,954	$20,173	$20,752	$23,275	$20,405

Vessels commencing drydocks	9	2	3	1	6

Deferred drydocking and survey costs - beginning balance	$28,489	$30,440	$35,571	$41,011	$38,431
Cash paid for deferred drydocking and survey costs	11,214	1,324	2,103	1,811	8,786
Amortization of deferred drydocking and survey costs	(7,527)	(6,184)	(6,363)	(6,919)	(6,206)
Disposals, intersegment transfers and other	4,586	2,909	(871)	(332)	—
Deferred drydocking and survey costs - ending balance	$36,762	$28,489	$30,440	$35,571	$41,011

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

West Africa
Vessel revenues	$85,814	$91,717	$82,017	$82,909	$106,112

Vessel operating costs:
Crew costs	16,065	19,300	18,363	18,662	18,951
Repair and maintenance	5,197	6,243	7,407	5,745	4,607
Insurance	482	683	711	353	762
Fuel, lube and supplies	3,719	4,557	5,149	5,700	4,808
Other	6,223	6,449	6,219	8,064	6,927
Total vessel operating costs	31,686	37,232	37,849	38,524	36,055

Vessel operating margin ($)	54,128	54,485	44,168	44,385	70,057
Vessel operating margin (%)	63.1%	59.4%	53.9%	53.5%	66.0%

West Africa - Select operating statistics
Average vessels - Total fleet	56	62	65	69	71
Utilization - Total fleet	81.5%	75.7%	62.3%	57.6%	68.8%

Average vessels - Active fleet	53	58	60	65	65
Utilization - Active fleet	85.5%	80.7%	67.9%	61.6%	75.0%

Average day rates	$20,732	$21,583	$21,940	$23,035	$24,244

Vessels commencing drydocks	3	1	2	4	7

Deferred drydocking and survey costs - beginning balance	$41,159	$48,387	$55,663	$54,639	$50,760
Cash paid for deferred drydocking and survey costs	2,948	1,546	2,404	10,222	10,481
Amortization of deferred drydocking and survey costs	(7,508)	(8,774)	(9,154)	(8,461)	(8,417)
Disposals, intersegment transfers and other	(3,830)	—	(526)	(737)	1,815
Deferred drydocking and survey costs - ending balance	$32,769	$41,159	$48,387	$55,663	$54,639

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Worldwide
Vessel revenues	$323,418	$332,883	$338,491	$336,858	$330,699

Vessel operating costs:
Crew costs	98,887	100,172	105,529	99,476	97,113
Repair and maintenance	24,804	29,376	28,636	23,937	21,954
Insurance	2,660	2,823	2,892	1,640	3,034
Fuel, lube and supplies	16,454	15,227	16,441	15,107	14,378
Other	23,382	24,521	22,632	27,194	28,500
Total vessel operating costs	166,187	172,119	176,130	167,354	164,979

Vessel operating margin ($)	157,231	160,764	162,361	169,504	165,720
Vessel operating margin (%)	48.6%	48.3%	48.0%	50.3%	50.1%

Worldwide - Select operating statistics
Average vessels - Total fleet	207	209	213	216	217
Utilization - Total fleet	77.7%	78.6%	75.8%	74.1%	76.0%

Average vessels - Active fleet	200	201	206	210	210
Utilization - Active fleet	80.6%	81.7%	78.5%	76.4%	78.4%

Average day rates	$22,283	$22,044	$22,798	$23,166	$22,303

Vessels commencing drydocks	25	17	16	19	24

Deferred drydocking and survey costs - beginning balance	$139,736	$154,234	$165,659	$169,326	$152,550
Cash paid for deferred drydocking and survey costs	36,381	13,853	17,645	23,738	43,339
Amortization of deferred drydocking and survey costs	(28,122)	(28,351)	(29,070)	(27,405)	(26,418)
Disposals, intersegment transfers and other	(124)	—	—	—	(145)
Deferred drydocking and survey costs - ending balance	$147,871	$139,736	$154,234	$165,659	$169,326

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Net income (loss)	$5,976	$219,449	$(1,018)	$72,702	$42,320

Interest and other debt costs	16,891	16,715	16,589	16,442	16,344
Income tax expense	34,903	(166,612)	21,711	5,584	26,109
Depreciation	38,497	37,838	37,334	36,909	39,014
Amortization of deferred drydock and survey costs	28,122	28,351	29,070	27,405	26,418
Amortization of below market contracts	—	(219)	(283)	(347)	(351)
EBITDA (A), (B), (C)	124,389	135,522	103,403	158,695	149,854

Non-cash indemnification assets charge (credit)	—	—	—	(112)	834
Non-cash stock compensation expense	3,063	3,454	3,481	4,057	3,491
Loss on early extinguishment of debt	—	12	27,101	—	—
Acquisition, restructuring and integration related costs	1,871	4,064	3,941	340	—
Adjusted EBITDA (A), (B), (C)	$129,323	$143,052	$137,926	$162,980	$154,179

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended March 31, 2026, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,063, $3,454, $3,481, $4,057 and $3,491 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2026, and for each of the prior four quarters includes foreign exchange gain (losses) of $(3,403), $2,134, $1,277, $11,703 and $7,569 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge (credit), non-cash stock-based compensation expense, loss on early extinguishment of debt and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Net cash provided by operating activities (A)	$19,179	$152,960	$72,079	$73,658	$80,411

Cash interest expense	31,554	576	17,735	11,994	17,505
Interest income and other (net of certain non-cash items)	(2,939)	(3,455)	(1,860)	(2,103)	(2,157)
Indemnification assets credit (charge)	—	—	—	112	(834)
Additions to property and equipment	(14,885)	(5,147)	(5,122)	(5,226)	(10,266)
Expansion capital	—	—	—	3	27
Effects of exchange rate changes on cash	(1,813)	910	(1,377)	11,775	5,562
	31,096	145,844	81,455	90,213	90,248

Proceeds from asset sales	3,329	5,331	1,204	7,328	4,416

Free cash flow	$34,425	$151,175	$82,659	$97,541	$94,664

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for effects of exchange rate changes on cash, capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets credit (charge) included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(34,008)	$68,133	$(9,210)	$(11,010)	$21,099
Cash paid for deferred drydock and survey costs	(36,381)	(13,853)	(17,645)	(23,738)	(43,339)
Total sources (uses) of cash for changes in assets and liabilities	$(70,389)	$54,280	$(26,855)	$(34,748)	$(22,240)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.